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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 7, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-R10)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware               333-118137-03            33-0885129
           --------               -------------            ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                             92868
------------------                                             -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 541-9960
                                                     --------------


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                                      -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                      -3-


SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On October 7, 2004, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-R10 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of initial mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable-rate and fixed rate, first lien Mortgage Loans having original terms to maturity up to 30 years. The Mortgage Pool consists of Initial Mortgage Loans (the "Initial Mortgage Loans") having an aggregate principal balance of $1,299,999,703.23 as of October 1, 2004 (the "Cut-off Date"). Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans") and subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans"; together with the Subsequent Group I Mortgage Loans, the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans") are intended to be purchased by the Trust from the Depositor from time to time on or before the 90th day following the Closing Date from funds on deposit in the Pre-Funding Accounts. The Initial Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated October 4, 2004, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to Deutsche Bank Securities Inc. as Representative of the several Underwriters (collectively the "Underwriters"), pursuant to an Underwriting Agreement, dated October 4, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.


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                                      -4-


         The Certificates have the following initial Certificate Principal Balances and Pass-Through Rates:

                                  INITIAL CERTIFICATE               PASS-THROUGH
             CLASS                 PRINCIPAL BALANCE(1)                 RATE
--------------------------------------------------------------------------------
 OFFERED CERTIFICATES
--------------------------------------------------------------------------------
 A-1                                  $1,128,240,000                Variable(2)
 A-2                                  $   28,830,000                Variable(2)
 A-3                                  $   90,350,000                Variable(2)
 A-4                                  $    5,820,000                Variable(2)
 A-5                                  $  156,910,000                Variable(2)
 M-1                                  $   53,550,000                Variable(2)
 M-2                                  $   45,900,000                Variable(2)
 M-3                                  $   29,750,000                Variable(2)
 M-4                                  $   21,250,000                Variable(2)
 M-5                                  $   25,500,000                Variable(2)
 M-6                                  $   21,250,000                Variable(2)
 M-7                                  $   17,000,000                Variable(2)
 M-8                                  $   15,300,000                Variable(2)
 M-9                                  $   14,450,000                Variable(2)

(1)      Approximate.
(2) The pass-through rate on each class of Adjustable-Rate Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.

         The Certificates, other than the Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Initial Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 4, 2004 (the "Prospectus Supplement"), and the Prospectus, dated August 27, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                      -5-


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.                             Description
         -----------                             -----------
              4.1 Pooling and Servicing Agreement, dated as of October 1, 2004, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2004-R10 Certificates.



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                                      -6-


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 21, 2004


                                          AMERIQUEST MORTGAGE SECURITIES
                                          INC.


                                          By: /s/ John P. Grazer
                                              ------------------
                                          Name:   John P. Grazer
                                          Title:  CFO






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                                Index to Exhibits




                                                                                                      Sequentially
 Exhibit No.                                       Description                                       Numbered Page
 -----------                                       -----------                                       -------------
     4.1        Pooling and Servicing Agreement, dated as of October 1, 2004, by and among                 8
                Ameriquest Mortgage Securities Inc., as Depositor, Ameriquest Mortgage Company
                as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-R10 Certificates.



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                                   Exhibit 4.1